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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-94997 and 333-52604 of Immersion Corporation on Forms S-8 of our reports dated February 7, 2001 appearing in this Annual Report on Form 10-K of Immersion Corporation for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP

San Jose, California
March 29, 2001